                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.   20549



                               FORM 8-K



                            CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 9, 1997
                                                  ----------------------


                    FIRST EMPIRE STATE CORPORATION
-------------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



                             New York
-------------------------------------------------------------------------------
            (State or other jurisdiction of incorporation)



        1-9861                             16-0968385
--------------------------   --------------------------------------------------
(Commission File Number)       (I.R.S. Employer Identification No.)



    One M&T Plaza, Buffalo, New York               14240
-------------------------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:   (716) 842-5445
                                                     ------------------


                          (NOT APPLICABLE)
-------------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

 Item 5.  Other Events.



     First Empire State Corporation ("First Empire") announced on January 9, 1997 that fully diluted earnings per common share rose 18% to $20.97 in 1996 from $17.78 in 1995. Net income for 1996 totaled $151.1 million, up 15% from $131.0 million in 1995. For the fourth quarter of 1996, net income per common share on a fully diluted basis was $5.68, an increase of 13% from $5.03 earned in the year-earlier quarter. Net income was $40.4 million in the recently completed quarter, 10% higher than the $36.8 million earned in the final quarter of 1995.

     Taxable-equivalent net interest income rose to $535.5 million in 1996 from $491.1 million in 1995. Average loans outstanding totaled $10.1 billion in 1996, a 14% increase from $8.9 billion in 1995. First Empire's net interest margin, or taxable-equivalent net interest income expressed as a percentage of average earning assets, was 4.45% in 1996, compared with 4.43% in 1995.

     The provision for possible credit losses was $43.3 million in 1996, compared with $40.4 million in 1995. Net charge-offs for the year were $35.2 million or .35% of average loans compared with $21.3 million or .24% in 1995. As a result, the allowance for possible credit losses was $270.5 million or 2.52% of loans outstanding at December 31, 1996 compared with $262.3 million or 2.75% at the prior year-end. Nonaccrual loans totaled $58.2 million or
 .54% of loans outstanding at the recent year-end, compared with $75.2 million or .79% a year earlier. Loans past due ninety days or more and accruing interest totaled $39.7 million at December 31, 1996, up from $17.8 million a year earlier. The increase in such past due loans resulted mainly from the inclusion at December 31, 1996 of $16.3 million of one-to-four family residential mortgage loans serviced by First Empire and repurchased during 1996 from the Government National Mortgage Association. These loans are covered by guarantees of government agencies. As a result, total nonperforming loans were $97.9 million at December 31, 1996, compared with $93.1 million at December 31, 1995. The ratio of the allowance to nonperforming loans was 276% and 282% at December 31, 1996 and 1995, respectively. Assets taken in foreclosure of defaulted loans were $8.5 million and $7.3 million at the end of 1996 and 1995, respectively.

     Exclusive of the effects of securities transactions, other income rose 17% to $170.3 million in 1996 from $145.1 million in 1995. Higher revenues associated with mortgage banking and credit card activities contributed to this increase. Other expense was $409.0 million in 1996, up 9% from $374.4 million in 1995. Expenses associated with expansion of businesses providing mortgage banking services, indirect automobile loans, credit cards and the sale of mutual funds and annuities contributed to this increase. Included in other expense for 1996 is a $7.0 million charge for a special assessment by the Federal

Deposit Insurance Corporation to recapitalize the Savings Association Insurance Fund.

     The rates of return on average total assets and average common stockholders' equity in 1996 were 1.21% and 17.60%, respectively, compared with 1.14% and 17.16% in 1995. Excluding securities transactions, the rates of return on assets and common stockholders' equity in 1995 were 1.12% and 16.81%, respectively.

     At December 31, 1996, First Empire had total assets of $12.9 billion, compared with $12.0 billion a year earlier. Loans and leases, net of unearned discount, were $10.7 billion at the end of 1996, up from $9.6 billion at December 31, 1995. Deposits were $10.5 billion and $9.5 billion at December 31, 1996 and 1995, respectively. Total stockholders' equity was $905.7 million or 7.00% of total assets at year-end 1996, compared with $846.3 million or 7.08% a year earlier. Common stockholders' equity per share was $135.45 at the recent year-end and $125.33 at December 31, 1995.

     In November 1995, First Empire announced a plan to repurchase up to 380,582 shares of its common stock to be held as treasury stock for reissuance upon the possible future exercise of outstanding stock options. As of December 31, 1996, First Empire had repurchased 351,520 common shares pursuant to such plan at an average cost of $239.09.

     M&T Bank, N.A. ("M&T"), a wholly-owned subsidiary of First Empire, is party to a co-branded credit card agreement with Giant of Maryland, Inc. ("Giant"). In October 1996, M&T notified Giant of its intent to terminate the agreement under its termination provisions. In December 1996, Giant filed a complaint against M&T in the United States District Court for the District of Maryland alleging that M&T breached the agreement by attempting to terminate and that M&T negligently misrepresented certain information provided to Giant. The complaint seeks interlocutory and permanent injunctive relief, specific performance for the five-year term of the agreement, and damages for breach of contract and negligent misrepresentation in the amount of $40 million. An answer has not yet been filed by M&T in the case, but M&T has denied the allegations in motions practice before the court and is otherwise vigorously defending the litigation. Management believes that there are meritorious defenses to the complaint, and that the final disposition of this litigation and other litigation pending against First Empire or its subsidiaries in the normal course of business will not be material to First Empire's consolidated financial position, but at the present time is not in a position to determine whether such litigation will have a material adverse effect on First Empire's consolidated results of operations in any future reporting period.

     Certain financial schedules pertaining to the year and quarter ended December 31, 1996 are attached hereto as Exhibit 99 and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:

     Exhibit No.
     ----------

         99         Financial Schedules (unaudited).  Filed herewith.


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRST EMPIRE STATE CORPORATION



Date: January 22, 1997        By:  /s/ Michael P. Pinto
                                   -------------------------------
                                   Michael P. Pinto
                                   Senior Vice President
                                     and Controller

                         SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Report Dated: January 9, 1997       Commission File Number: 1-9861
              ---------------                               ------


                         FIRST EMPIRE STATE CORPORATION
             (Exact name of registrant as specified in its charter)




                                     EXHIBITS

                                  EXHIBIT INDEX

Exhibit No.
-----------

   99          Financial Schedules (unaudited).

                                                                 Exhibit No. 99

FIRST EMPIRE STATE CORPORATION
Condensed Consolidated Statement of Income
-------------------------------------------




                                                     Three months ended                          Twelve months ended
                                                        December 31                                  December 31
Amounts in thousands,                             -------------------------                     ---------------------
  except per share                                  1996              1995            Change     1996            1995       Change
                                                  -------------------------           ------    ---------------------       ------

Net interest income. . . . . . . . . . . .         $ 136,624        124,955             9%      $ 531,024        486,424        9%
Less: Provision for
possible credit losses . . . . . . . . . .            11,475         12,025            -5          43,325         40,350       7

Gain (loss) on sales of bank
  investment securities. . . . . . . . . .              (449)          (408)            -             (37)         4,479       -
Other income . . . . . . . . . . . . . . .            48,090         45,258             6         170,285        145,059      17

Less:
Salaries and employee benefits . . . . . .            54,564         48,197            13         208,342        188,222      11
Other expenses . . . . . . . . . . . . . .            52,518         48,847             8         200,636        186,217       8
                                                    --------       --------                      --------       --------

Income before income taxes . . . . . . . .            65,708         60,736             8         248,969        221,173      13

Applicable income taxes. . . . . . . . . .            25,288         23,949             6          97,866         90,137       9
                                                    --------       --------                      --------       --------
Net income.. . . . . . . . . . . . . . . .         $  40,420         36,787            10%      $ 151,103        131,036      15%

Taxable-equivalent net
   interest income . . . . . . . . . . . .         $ 137,853        125,978             9%      $ 535,511        491,066       9%

Dividends on preferred stock . . . . . . .         $  -                 900            -100     $     900          3,600     -75

Per common share:
 Net income
  Primary. . . . . . . . . . . . . . . . .             $5.70           5.29             8%      $   21.31          18.79      13%
  Fully diluted. . . . . . . . . . . . . .              5.68           5.03            13           20.97          17.78      18
 Net income excluding
  securities transactions
   Primary . . . . . . . . . . . . . . . .              5.73           5.33             8           21.31          18.41      16
   Fully diluted . . . . . . . . . . . . .              5.71           5.06            13           20.97          17.43      20
 Cash dividends. . . . . . . . . . . . . .         $    0.70           0.70             -%      $    2.80           2.50      12%

Common shares outstanding:
  Average (1). . . . . . . . . . . . . . .             7,098          6,774             5%          7,048          6,781       4%
  Period end . . . . . . . . . . . . . . .             6,686          6,433             4%          6,686          6,433       4%

Performance ratios, annualized

Net income to:
 Average total assets. . . . . . . . . . .             1.26%          1.23%                         1.21%          1.14%
Average common
   stockholders' equity. . . . . . . . . .            18.05%         18.14%                        17.60%         17.16%

Yield on average earning assets (2). . . .             8.31%          8.41%                         8.32%          8.42%
Cost of interest-bearing liabilities . . .             4.54%          4.74%                         4.52%          4.65%
Net interest spread (2). . . . . . . . . .             3.77%          3.67%                         3.80%          3.77%
Contribution of interest-free funds. . . .             0.69%          0.69%                         0.65%          0.66%
Net interest margin (2). . . . . . . . . .             4.46%          4.36%                         4.45%          4.43%


(1)  Includes common stock equivalents
(2)  On a fully taxable-equivalent basis

FIRST EMPIRE STATE CORPORATION
Condensed Consolidated Balance Sheet
-------------------------------------


                                                                                      December 31
                                                                               ---------------------------
Dollars in thousands                                                                1996          1995             Change
                                                                               -----------   ------------          -------
ASSETS
Cash and due from banks. . . . . . . . . . . . . . . . . . . . . . . .      $      324,659        363,119            -11%

Money-market assets. . . . . . . . . . . . . . . . . . . . . . . . . .             209,968        136,209             54

Investment securities. . . . . . . . . . . . . . . . . . . . . . . . .           1,571,698      1,769,295            -11

Loans and leases, net of unearned discount . . . . . . . . . . . . . .          10,722,123      9,555,849             12
  Less: Allowance for possible credit losses . . . . . . . . . . . . .             270,466        262,344              3
                                                                               -----------   ------------
  Net loans and leases . . . . . . . . . . . . . . . . . . . . . . . .          10,451,657      9,293,505             12

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             385,933        393,774             -2
                                                                               -----------   ------------

  Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 12,943,915     11,955,902              8%
                                                                               -----------   ------------
                                                                               -----------   ------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Demand deposits at U.S. offices. . . . . . . . . . . . . . . . . . . .        $  1,352,929      1,184,359             14%

Other deposits at U.S. offices . . . . . . . . . . . . . . . . . . . .           8,968,324      8,129,913             10

Deposits at foreign office . . . . . . . . . . . . . . . . . . . . . .             193,236        155,303             24
                                                                               -----------   ------------
  Total deposits . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,514,489      9,469,575             11

Short-term borrowings. . . . . . . . . . . . . . . . . . . . . . . . .           1,150,187      1,273,206            -10

Accrued interest and other liabilities . . . . . . . . . . . . . . . .             195,578        174,077             12

Long-term borrowings . . . . . . . . . . . . . . . . . . . . . . . . .             178,002        192,791             -8
                                                                               -----------   ------------

  Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . .          12,038,256     11,109,649              8

Stockholders' equity (1) . . . . . . . . . . . . . . . . . . . . . . .             905,659        846,253              7
                                                                               -----------   ------------
  Total liabilities and stockholders' equity . . . . . . . . . . . . .     $    12,943,915     11,955,902              8%
                                                                               -----------   ------------
                                                                               -----------   ------------



(1) Includes the after-tax impact of net unrealized losses on investment securities classified as available for sale of $2.5 million at December 31, 1996 and $3.2 million at December 31, 1995.

FIRST EMPIRE STATE CORPORATION
Condensed Consolidated Average Balance Sheet
---------------------------------------------


                                                    Three months ended                           Twelve months ended
                                                        December 31                                   December 31
                                                  -------------------------                    ------------------------
Dollars in thousands                                1996             1995         Change           1996         1995        Change
                                                  ---------     -----------       ------       ----------     ---------     ------
ASSETS

Money-market assets. . . . . . . . . . . .          $122,201        171,979        -29%          $123,523        185,688      -33%

Investment securities. . . . . . . . . . .         1,659,285      1,898,039        -13          1,806,250      2,035,045      -11

Loans and leases,
net of unearned discount . . . . . . . . .        10,526,960      9,383,906         12         10,113,947      8,857,222       14
                                                ------------   ------------                  ------------   ------------
  Total earning assets . . . . . . . . . .        12,308,446     11,453,924          7         12,043,720     11,077,955        9

Other assets . . . . . . . . . . . . . . .            419,604       444,310         -6            434,946        406,799        7
                                                ------------   ------------                  ------------   ------------

  Total assets . . . . . . . . . . . . . .      $ 12,728,050     11,898,234          7%      $ 12,478,666     11,484,754        9%
                                                ------------   ------------                  ------------   ------------
                                                ------------   ------------                  ------------   ------------


LIABILITIES AND STOCKHOLDERS' EQUITY

Interest-bearing deposits  . . . . . . . .        $9,391,917      8,275,220         13%        $8,991,125      7,927,687       13%

Borrowings . . . . . . . . . . . . . . . .         1,067,353      1,501,094        -29          1,321,767      1,569,514      -16
                                                ------------   ------------                  ------------   ------------
Total interest-bearing liabilities . . . .        10,459,270      9,776,314          7         10,312,892      9,497,201        9

Demand deposits  . . . . . . . . . . . . .         1,216,588      1,148,184          6          1,168,987      1,093,305        7

Other liabilities. . . . . . . . . . . . .           161,330        148,917          8            133,654        111,728       20
                                                ------------   ------------                  ------------   ------------
  Total liabilities. . . . . . . . . . . .        11,837,188     11,073,415          7         11,615,533     10,702,234        9

Stockholders' equity
    Preferred. . . . . . . . . . . . . . .                 -         40,000       -100              9,618         40,000      -76
    Common . . . . . . . . . . . . . . . .           890,862        784,819         14            853,515        742,520       15
                                                ------------   ------------                  ------------   ------------
  Total stockholders' equity . . . . . . .           890,862        824,819          8            863,133        782,520       10
                                                ------------   ------------                  ------------   ------------
  Total liabilities and stockholders'
     equity. . . . . . . . . . . . . . . .      $ 12,728,050     11,898,234          7%      $ 12,478,666     11,484,754        9%
                                                ------------   ------------                  ------------   ------------
                                                ------------   ------------                  ------------   ------------

                                      - 9 -